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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby certify consent to the incorporation by reference in this registration statement of our report dated February 27, 1998, included in American Restaurant Group, Inc.'s Form 10-K for the year ended December 29, 1997, and to all references to our Firm included in this registration statement.

                                                    /s/ Arthur Andersen LLP
                                                    ----------------------------
                                                    ARTHUR ANDERSEN LLP

Orange County, California
January 29, 1999